THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

CONFIDENTIAL

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(U.S. Accredited Subscribers)

SUBSCRIBER:
TO:	BRAINTECH, INC.

102 – 930 West 1st Street

North Vancouver, B.C.

Canada V7P 3N4	(the “Company”)

Purchase of Units

Subscription

On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase __________________ units (the “Units”) at a price per Unit of US$0.28 (such subscription and agreement to purchase being the “Subscription”), for an aggregate purchase price of US$__________________ (the “Subscription Proceeds”). Each Unit comprises one common share in the capital of the Company (each, a “Share”) and one common share purchase warrant. Each share purchase warrant (each, a “Warrant”) shall be non-transferable and shall entitle the holder thereof to purchase one share of common stock in the capital of the Company (each, a “Warrant Share”), for a period of three (3) years commencing from the Closing (as defined hereafter), at a price per Warrant Share of US$0.30. The Shares, Warrants and the Warrant Shares are referred to as the “Securities”

On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to sell the Units to the Subscriber.

Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company. The Subscriber acknowledges that the offering of Units contemplated hereby is part a private placement of Units having an aggregate subscription level of US$756,000 (the “Offering”). The Offering is not subject to any minimum aggregate subscription level.

Payment

The Subscription Proceeds must accompany this Subscription and shall be paid by certified cheque or bank draft drawn on a Canadian chartered bank, or a bank in the United States reasonably acceptable to the Company, and made payable and delivered to the Company. Alternatively, the Subscription Proceeds may be wired to the Company or its lawyers pursuant to wiring instructions that will be provided to the Subscriber upon request. If the funds are wired to the Company’s lawyers, those lawyers are authorized to immediately deliver the funds to the Company.

The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 30 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Shares have been issued to the Subscriber.

Documents Required from Subscriber

The Subscriber must complete, sign and return to the Company:

an executed copy of this Subscription Agreement;

a US Accredited Investor Questionnaire in the form attached as Appendix A (the “US Questionnaire”); and

a British Columbia Accredited Investor Questionnaire in the form attached as Appendix B (together with the US Questionnaire, the “Questionnaires”).

The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, the OTC Bulletin Board and applicable law.

Closing

Closing of the offering of the Securities (the “Closing”) shall occur on or before June 30, 2007, or on such other date as may be determined by the Company (the “Closing Date”).

The Company may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares and the Warrants to such subscriber(s) against payment therefore at any time on or prior to the Closing Date.

Acknowledgements of Subscriber

The Subscriber acknowledges and agrees that:

none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

except as provided below under the heading “Registration of Securities”, the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

by completing the Questionnaires, the Subscriber is representing and warranting that the Subscriber is an “Accredited Investor”, as the term is defined in Regulation D under the 1933 Act and in Multilateral Instrument 45-103 adopted by the British Columbia Securities Commission;

the decision to execute this Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Company with the United States Securities and Exchange Commission and in compliance, or intended compliance, with applicable securities legislation (collectively, the "Public Record");

if the Company has presented a business plan to the Subscriber, the Subscriber acknowledges that the business plan may not be achieved or be achievable;

no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

there is no government or other insurance covering the Securities;

there are risks associated with an investment in the Securities, as more fully described in certain information forming part of the Public Record;

the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell securities under the Securities Act (British Columbia) (the “B.C. Act”) and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by the B.C. Act, including statutory rights of rescission or damages, will not be available to the Subscriber;

the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares or Warrant Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares or Warrant Shares pursuant to registration thereof under the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein, the Questionnaire or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system; except that currently the common shares of the Company are quoted for trading on the OTC Bulletin Board;

in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber’s ability to resell the Shares and the Warrant Shares under the B.C. Act and Multilateral Instrument 45-102 adopted by the British Columbia Securities Commission;

the Company will refuse to register any transfer of the Shares or the Warrant Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

the statutory and regulatory basis for the exemption claimed for the offer Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and applicable resale restrictions; and

this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

Representations, Warranties and Covenants of the Subscriber

The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company, and the Subscriber is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaires;

all information contained in the Questionnaires is complete and accurate and may be relied upon by the Company;

the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Subscription Agreement;

the Subscriber is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

the Subscriber is acquiring the Securities as principal for the Subscriber’s own account (except for the circumstances outlined in paragraph 0), for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

if the Subscriber is acquiring the Securities as a fiduciary or agent for one or more investor accounts:

the Subscriber has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account, and the investor accounts for which the Subscriber acts as a fiduciary or agent satisfy the definition of an “Accredited Investor”, as the term is defined in Regulation D under the 1933 Act and in Multilateral Instrument 45-103 adopted by the British Columbia Securities Commission;

the Subscriber acknowledges that the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

the Subscriber is not aware of any advertisement of any of the Securities; and

no person has made to the Subscriber any written or oral representations:

that any person will resell or repurchase any of the Securities;

that any person will refund the purchase price of any of the Securities;

as to the future price or value of any of the Securities; or

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board.

Acknowledgement and Waiver

The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information contained in the Public Record. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

Registration of Securities

The Company will use its best efforts to register the Shares and Warrant Shares with the United States Securities Commission under the 1933 Act on or before March 31, 2007.

The Company agrees to register the Shares and Warrant Shares with the United States Securities Commission under the 1933 Act on the following terms and conditions:

(a)

If the Company decides to file a registration statement (the "Registration Statement") under the 1933 Act covering the distribution or sale of any securities of the Company other than the Shares or Warrant Shares and other than a registration on Form S-8, it shall forthwith give written notice (the "Registration Notice") to the Subscriber of such decision. The Subscriber shall have the right to elect, by written notice (the "Reply to Registration Notice") to be given to the Company not more than five business days following receipt of the Registration Notice, to have the Registration Statement cover the sale by the Subscriber of all of the Shares and Warrant Shares.

(b)

The Company maintains the right to include none or a lesser number of Shares or Warrant Shares for qualification under the Registration Statement at the direction (made reasonably) of any underwriter or agent engaged by the Company in connection with the offering.

(c)	The obligations of the Company under this Section shall terminate and be of no further effect upon the earliest to occur of the following:
(i)	when all Shares and Warrant Shares shall have been sold pursuant to Rule 144 (or any successor provision) under the 1933 Act;
(ii)

when all Shares and Warrant Shares shall have been otherwise transferred and a new certificate(s) for such Shares not bearing a legend restricting further transfer shall have been delivered by the Company; and

(iii)	that day that is one year following the original issue date of the last of the shares issuable under the Warrants, but no earlier than 2 years from the original date of Warrant issuance.

Legending of Subject Securities

The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

Costs

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

Governing Law

This Subscription Agreement is governed by the laws of the Province of British Columbia. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

Survival

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Units by the Subscriber pursuant hereto.

Assignment

This Subscription Agreement is not transferable or assignable.

Severability

The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

Entire Agreement

Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

Notices

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 8 and notices to the Company shall be directed to it at:

Braintech, Inc.

102 – 930 West 1st Street

North Vancouver, B.C.

Canada V7P 3N4

Fax:	604-986-6131
Attn:	Edward White, CFO

Counterparts and Electronic Means

This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

IN WITNESS WHEREOF the Subscriber and the Company have caused this Subscription Agreement to be duly executed as of                      day of                                 , 2007.

SUBSCRIBER

(Name of Subscriber – Please type or print)	(Social Security Number)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, State or Province, Postal Code of Subscriber)

(Country of Subscriber)

BRAINTECH, INC.

By:
Name:	Edward White
Title:	Chief Financial Officer

APPENDIX A

U.S. ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

1.	The Subscriber covenants, represents and warrants to the Company that:
(a)	the Subscriber is a non-Canadian Person;
(b)

the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Subscription Agreement and it is able to bear the economic risk of loss arising from such transactions;

(c)

the Subscriber is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration thereof pursuant to the Securities Act of 1933 (the "Securities Act") and any applicable state or provincial securities laws unless an exemption from such registration requirements is available or registration is not required pursuant to Regulation S under the Securities Act or registration is otherwise not required under the Securities Act;

(d)	the Subscriber satisfies one or more of the categories indicated below (please check the appropriate box):
☐

Category 1:            An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring Securities, with total assets in excess of US $5,000,000;

☐	Category 2: A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000;
☐

Category 3:            A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐

Category 4:            A "bank" as defined under Section (3)(a)(2) of the Securities Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

☐	Category 5: A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);
☐	Category 6:	A director or executive officer of the Company;
☐

Category 7:            A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act; or

☐	Category 8: An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories; and
(e)

the Subscriber is not acquiring the and Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

IN WITNESS WHEREOF the Subscriber has executed this questionnaire as of the                          day of

                                             , 2007.

If a Corporation, Partnership or Other Entity:	If an Individual:

Print or Type Name of Entity	Signature

Signature of Authorized Signatory	Print or Type Name

Type of Entity

2

APPENDIX B

ACCREDITED INVESTOR QUESTIONNAIRE (CANADA)

MULTILATERAL INSTRUMENT 45-103

The purpose of this Questionnaire is to assure Braintech, Inc. (the “Company”) that the undersigned (the “Subscriber”) will meet certain requirements for the registration and prospectus exemptions provided for under Multilateral Instrument 45-103 (“MI 45-103”), as adopted by the securities regulators in Alberta, British Columbia, Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Prince Edward Island and Saskatchewan (each, a “local jurisdiction”), in respect of a proposed private placement of securities by the Company (the “Transaction”). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The undersigned Subscriber covenants, represents and warrants to the Company that:

1.

the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Transaction and the Subscriber is able to bear the economic risk of loss arising from such Transaction;

2.	the Subscriber satisfies one or more of the categories of “accredited investor” (as that term is defined in MI 45-103) indicated below (please check the appropriate box):
(a)	☐ a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);
(b)	☐ the Business Development Bank of Canada incorporated under the Business Development Bank Act (Canada);
(c)	☐ an association under the Cooperative Credit Associations Act (Canada) located in Canada, or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act;
(d)

☐               a subsidiary of any person or company referred to in paragraphs 2(a) to 2(c), where the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

(e)

☐               a person or company registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

(f)

☐               an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or company registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or company referred to in paragraph 2(e);

(g)	☐ the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the government of Canada or a jurisdiction of Canada;
(h)	☐	a municipality, public board or commission in Canada;

(i)	☐ a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
(j)	☐ a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;
(k)

☐               an individual who beneficially owns, or who together with a spouse beneficially owns, financial assets (defined in MI 45-103 to mean cash and securities) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

(l)

☐               an individual whose net income before taxes exceeded CDN$200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding that net income level in the current year;

(m)

☐               a person or company, other than a mutual fund or non-redeemable investment fund, that had net assets of at least CDN$5,000,000 and, unless the person is an individual, that amount is shown on its most recently prepared financial statements;

(n)	☐ a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors;
(o)

☐               a mutual fund or non-redeemable investment fund that, in the local jurisdiction, is distributing or has distributed its securities under one or more prospectuses for which the regulator has issued receipts;

(p)

☐               a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a fully-managed account;

(q)

☐               a person or company trading as agent on behalf of a fully-managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser;

(r)

☐               a registered charity under the Income Tax Act (Canada) that, in regard to the Transaction, has obtained advice from an “eligible adviser” (as defined in MI 45-103) or other adviser registered to provide advice on the securities being traded;

(s)	☐ an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs 2(a) through 2(e) and paragraph 2(j) in form and function; or
(t)

☐               a person or company in respect of which all of the owners of interests (except the voting securities required by law to be owned by directors), direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

2

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber’s eligibility to acquire the Shares under relevant Legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________ day of __________________, 2007.

If a Corporation, Partnership or Other Entity:	If an Individual:

Print or Type Name of Entity	Signature

Signature of Authorized Signatory	Print or Type Name

Type of Entity

3